SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]
Check the appropriate box:
[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to § 240.14a-12

NORTEL NETWORKS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

As a participant in the Nortel Networks Long-Term Investment Plan, you are entitled to receive Nortel Networks Corporation’s 2003 proxy circular and proxy statement (which includes the notice of meeting) and 2002 annual report to shareholders. You are also entitled to vote the common shares of Nortel Networks Corporation attributable to your account in connection with the Annual and Special Meeting of Shareholders to take place in Ottawa, Ontario, Canada on April 24, 2003.

To access the proxy circular and proxy statement (which includes the notice of meeting), and the 2002 annual report please go to www.nortelnetworks.com/proxymailing.

To vote the common shares attributable to you in your account, please go to www.computershare.com/ca/proxy and follow the voting instructions provided. See above for the Holder Account Number and Proxy Access Number (PAN) you will need to access the voting site and register your voting preferences.

As a participant in the Nortel Networks Limited Investment Plan for Employees — Canada or the Nortel Networks Limited Savings Plan for Employees — Canada, you are entitled to receive Nortel Networks Corporation’s 2003 proxy circular and proxy statement (which includes the notice of meeting) and 2002 annual report to shareholders. You are also entitled to vote the common shares of Nortel Networks Corporation attributable to your account in connection with the Annual and Special Meeting of Shareholders to take place in Ottawa, Ontario, Canada on April 24, 2003.

To access the proxy circular and proxy statement (which includes the notice of meeting), and the 2002 annual report please go to www.nortelnetworks.com/proxymailing.

To vote the common shares attributable to you in your account, please go to www.computershare.com/ca/proxy and follow the voting instructions provided. See above for the Holder Account Number and Proxy Access Number (PAN) you will need to access the voting site and register your voting preferences.

As a participant in the Nortel Networks Ireland Share Participation Scheme or the Nortel Networks Shannon Share Participation Scheme, you are entitled to receive Nortel Networks Corporation’s 2003 proxy circular and proxy statement (which includes the notice of meeting) and 2002 annual report to shareholders. You are also entitled to vote the common shares of Nortel Networks Corporation attributable to your account in connection with the Annual and Special Meeting of Shareholders to take place in Ottawa, Ontario, Canada on April 24, 2003.

To access the proxy circular and proxy statement (which includes the notice of meeting), and the 2002 annual report please go to www.nortelnetworks.com/proxymailing.

To vote the common shares attributable to you in your account, please go to www.computershare.com/ca/proxy and follow the voting instructions provided. See above for the Holder Account Number and Proxy Access Number (PAN) you will need to access the voting site and register your voting preferences.

As a participant in the Nortel Networks Stock Purchase Plan, you are entitled to receive Nortel Networks Corporation’s 2003 proxy circular and proxy statement (which includes the notice of meeting) and 2002 annual report to shareholders. You are also entitled to vote the common shares of Nortel Networks Corporation attributable to your account in connection with the Annual and Special Meeting of Shareholders to take place in Ottawa, Ontario, Canada on April 24, 2003.

To access the proxy circular and proxy statement (which includes the notice of meeting), and the 2002 annual report please go to www.nortelnetworks.com/proxymailing.

To vote the common shares attributable to you in your account, please go to www.computershare.com/ca/proxy and follow the voting instructions provided. See above for the Holder Account Number and Proxy Access Number (PAN) you will need to access the voting site and register your voting preferences.

March 10, 2003

Dear Shareholder:

Nortel Networks Corporation is pleased to offer electronic delivery of documents to our shareholders. This initiative is intended to make shareholder communications more convenient and timely for you, provide benefits for our environment and reduce Nortel Networks costs.

Electronic access to shareholder communications

This initiative provides our shareholders with the ability to electronically access the following important company documents, as applicable, quickly and easily:

•	Annual Report including financial statements;
•	Quarterly Reports including financial statements;
•	Notice of Shareholder Meetings; and
•	Proxy Circular and Proxy Statement and other proxy-related materials.

While we believe that many shareholders prefer electronic access, we understand that this approach may not be accessible or suitable for everyone. Accordingly, we continue to provide paper copies of Nortel Networks documents for those shareholders who prefer documents in that format. If this is your preference, you do not need to do anything further.

Electronic Voting

As a beneficial shareholder of Nortel Networks Corporation, you already have the ability to vote your shares electronically through the Internet at www.proxyvote.com. We encourage you to vote your shares electronically by following the instructions contained on the enclosed Vote Instruction Form from your bank or broker.

How to enroll for electronic access of documents

After voting at www.proxyvote.com you will be given the opportunity to enroll for future electronic delivery of proxy related documents and other shareholder information as they become available. Enrollment is easy. Simply enter your e-mail address and select a Personal Identification Number (PIN) of your choice (choose something easy to remember). This will authorize us to notify you by e-mail when these mailings are available on the Internet, so you can view them online, eliminating the mailing of paper copies to your home. The e-mail notification will contain a unique Control Number which you will need to access these documents.

Your enrollment for electronic access will remain in effect until you cancel it. You may cancel your enrollment at any time by accessing the website www.investordelivery.com. Please record your Enrollment Number and PIN (personal identification number) in a secure place for future reference.

We hope that you will take advantage of this online service.

March 10, 2003

Dear Shareholder:

Nortel Networks Corporation is pleased to offer electronic delivery of documents to our shareholders. This initiative is intended to make shareholder communications more convenient and timely for you, provide benefits for our environment and reduce Nortel Networks costs.

Electronic access to our shareholder communications

This initiative provides our shareholders with the ability to electronically access the following important company documents, as applicable, quickly and easily:

•	Annual Report including financial statements;
•	Quarterly Reports including financial statements;
•	Notice of Shareholders Meetings;
•	Proxy Circular and Proxy Statement, and other proxy-related materials; and
•	Other shareholder documents from Nortel Networks, as applicable.

While we believe that many shareholders prefer electronic access, we understand that this approach may not be accessible or suitable for everyone. Accordingly, we continue to provide paper copies of Nortel Networks documents for those shareholders who prefer documents in that format. If this is your preference, you do not need to do anything further.

How to enroll for electronic access of documents

If you choose the electronic option, you must have an electronic mail (e-mail) account and access to the Internet. To take advantage of electronic access, please go to www.computershare.com/ca/consent and follow the instructions for enrollment. To register, you will need the Holder Account Number and Proxy Access Number (PAN) displayed on your form of proxy. If you have more than one registered account with Nortel Networks, you may receive additional forms of proxies with a separate Holder Account and PAN Number for each account. After you electronically submit your Consent to Electronic Access of Documents form, an e-mail confirmation will be sent by Computershare Trust Company of Canada, Nortel Networks registrar and transfer agent, confirming your enrollment.

Electronic Voting

By electing to access Nortel Networks documents electronically via the Internet, you may also vote your shares through the Internet. You will receive an e-mail notification including the links to access Nortel Networks Corporation’s proxy-related materials when they become available, as well as a personal identification number to enable you to vote your shares through the Internet.

Your enrollment for electronic access will remain in effect until you cancel your enrollment. You can cancel your enrollment at any time by contacting Computershare Trust Company of Canada in writing at info@computershare.com or at 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1.

If you have Internet access, we hope that you will take advantage of this online service.

Yours truly,

Deborah J. Noble
Corporate Secretary

March 10, 2003

Dear Shareholder:

Nortel Networks Corporation is pleased to offer electronic delivery of documents to our shareholders. This initiative is intended to make shareholder communications more convenient and timely for you, provide benefits for our environment and reduce Nortel Networks costs.

Electronic access to shareholder communications

This initiative provides our shareholders with the ability to electronically access the following important company documents, as applicable, quickly and easily:

•	Annual Report including financial statements;
•	Quarterly Reports including financial statements;
•	Notice of Shareholder Meetings; and
•	Proxy Circular and Proxy Statement and other proxy-related materials.

While we believe that many shareholders prefer electronic access, we understand that this approach may not be accessible or suitable for everyone. Accordingly, we continue to provide paper copies of Nortel Networks documents for those shareholders who prefer documents in that format. If this is your preference, you do not need to do anything further.

How to enroll for electronic access of documents

If you prefer the electronic option, you must have an electronic mail (e-mail) account and access to the Internet. To take advantage of electronic access, please go to www.investordeliverycanada.com and follow the instructions for enrollment. Please use the 12 character Control Number displayed on the enclosed Voting Instruction Form. If you hold Nortel Networks Corporation common shares in multiple accounts, you will receive meeting packages and a corresponding Control Number for each account. You must register for each account. Each account will be coded for electronic access of documents and you will be notified when companies held in your accounts make documents available on-line. An e-mail confirmation of your election(s) for this option will be sent to your e-mail address.

Electronic Voting

By electing to access Nortel Networks documents electronically via the Internet, you may also vote your shares through the Internet. You will receive an e-mail notification on how to access Nortel Networks Corporation’s proxy-related documents when they become available, as well as a Control Number to enable you to vote your shares through the www.proxyvotecanada.com Internet website. The control number is also displayed on the Voting Instruction Form if you received paper copies of documents.

Your enrollment for electronic access will remain in effect until you cancel it. You may cancel your enrollment at any time by accessing the www.investordeliverycanada.com website. Please record your Enrollment Number and PIN (personal identification number) in a secure place for future reference.

We hope that you will take advantage of this online service.

Subject: Nortel Networks Corporation

Notice of Electronic Delivery of 2003 Proxy-related Materials and 2002 Annual Report

Holder Account Number: « »	Proxy Access Number: « »

Dear Shareholder:

The Annual and Special Meeting of Shareholders of Nortel Networks Corporation will take place in Ottawa, Ontario, Canada on April 24, 2003.

As a registered holder of common shares of Nortel Networks Corporation, you are entitled to receive Nortel Networks Corporation’s 2003 proxy circular and proxy statement (which includes the notice of the meeting), along with a form of proxy for the meeting (“2003 Proxy-related Materials”), and the 2002 annual report to shareholders.

To view the 2003 Proxy-related Materials and the 2002 annual report to shareholders please go to www.nortelnetworks.com/proxyregistered.

You are also entitled to provide instructions as to how the common shares of Nortel Networks Corporation registered in your name will be voted at the meeting. To vote the common shares registered in your name over the Internet, please go to www.computershare.com/ca/proxy and follow the on screen voting instructions. You will need your Holder Account Number and Proxy Access Number (provided above) to access the voting site and to register your voting preferences.

If you prefer to vote by mail or by facsimile, please contact Computershare Trust Company of Canada at 1-800-834-9814, info@computershare.com, or 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1, and Computershare Trust Company of Canada will provide you with a paper form of proxy (please include your Holder Account Number in your request). A request for a paper form of proxy will not revoke your consent to receive documents electronically unless you specify otherwise, in writing. Alternatively, you may download a form of proxy at www.nortelnetworks.com/proxyregistered (you will need to fill in your name, address, Holder Account Number, and Proxy Access Number) and return both pages of the completed, dated and signed form of proxy to Computershare Trust Company of Canada at the address or facsimile number on the form of proxy.

You are receiving this e-mail because you have previously registered your consent to receive shareholder communications electronically. Should you have any questions or comments about electronic voting or your account, please contact Computershare Trust Company of Canada at info@computershare.com.